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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-46874, 333-86785 and 333-59582) of Liquid
Audio, Inc. (currently known as LQ Corporation, Inc.) of our report dated February 21, 2003, except for Note 16, to which the date is March 25, 2005, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP


San Jose, California
March 25, 2005